EXHIBIT 23.3

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM


To the Board of Directors
   Power Technology, Inc.
   Houston, Texas


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 our report dated May 23, 2005, relating to the financial statements as of January 31, 2005 and the year then ended, incorporated by reference herein



/s/Malone & Bailey, PC
------------------------------------
Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

July 18, 2005